UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2022
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LEAR CORPORATION
(Exact name of Registrant as specified in its charter)
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Delaware	1-11311	13-3386776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI 48033
(Address of principal executive offices)

(248) 447-1500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01	LEA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (e)

On September 21, 2022, Thomas A. DiDonato tendered written notice to the Board of Directors (the “Board”) of Lear Corporation (the “Company”) of his intent to retire from employment with the Company, effective September 30, 2023 (the “Retirement Date”). In anticipation of his retirement, Mr. DiDonato also tendered written notice of his resignation as Senior Vice President and Chief Administrative Officer, effective January 15, 2023 (the “Effective Date”). Mr. DiDonato will continue to serve as a non-executive employee of the Company, in a transition and advisory role, until the Retirement Date. Harry A. Kemp, who currently serves as the Company’s Senior Vice President, General Counsel and Corporate Secretary, has been appointed to serve as Mr. DiDonato’s replacement as Senior Vice President, Chief Administrative Officer and General Counsel.

In connection with the transition, the Company and Mr. DiDonato entered into an Amended and Restated Employment Agreement (the “A&R DiDonato Agreement”), on September 21, 2022. Under the A&R DiDonato Agreement, Mr. DiDonato will serve as a non-executive employee of the Company in a consulting and advisory role, from the Effective Date through the Retirement Date (or Mr. DiDonato’s earlier termination in accordance with the terms of the A&R DiDonato Agreement) (the “Term”). During the Term, Mr. DiDonato will assist with the leadership transition as reasonably requested, in exchange for which Mr. DiDonato will receive a base salary of $10,000 per month. The A&R DiDonato Agreement otherwise contains terms substantially similar to those of Mr. DiDonato’s employment agreement, dated April 2, 2012, except that, in the event that Mr. DiDonato’s employment terminates for any reason during the Term, Mr. DiDonato will not be entitled to receive any cash severance benefits.

The foregoing description of the A&R DiDonato Agreement is a summary only and is qualified in its entirety by reference to its full text, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending October 1, 2022, and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

Exhibit Number	Exhibit Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Lear Corporation

Date: September 26, 2022	By:	/s/ Jason M. Cardew
	Name:	Jason M. Cardew
	Title:	Senior Vice President and Chief Financial Officer